EXHIBIT 10.4
                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (this "Agreement") is made as of March 28, 2005, by and among Roaming Messenger, Inc. a Nevada corporation (the "Company"), Wings Fund, Inc., a Nevada corporation (the "Purchaser"), and Sichenzia Ross Friedman Ference LLP, with an address at 1065 Avenue of the Americas, New York, New York 10036 (the "Escrow Agent"). CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT REFERRED TO IN THE FIRST RECITAL.

                              W I T N E S S E T H:

                  WHEREAS, the Purchaser will be purchasing from the Company, in the aggregate, up to $500,000 in the aggregate, of the common stock, $0.001 par value per share (the "Common Stock") of the Company as set forth in the Securities Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Purchaser and the Company, which securities will be issued under the terms contained herein and in the Purchase Agreement; and

                  WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

                  WHEREAS, the Company and the Purchaser have requested that the Escrow Agent hold the Subscription Amounts in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and the Purchaser;

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1
                               TERMS OF THE ESCROW

         1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to $500,000, in the aggregate, of shares of Common Stock as contemplated by the Purchase Agreement.

         1.2. Upon the Escrow Agent's receipt of the Subscription Amount for the Closing into its master escrow account, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its master escrow account.

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         1.3. Wire transfers to the Escrow Agent shall be made as follows:

                         HSBC Bank USA
                         950 Third Avenue
                         New York, NY 10022

                         A/C of Sichenzia Ross Friedman Ference LLP, IOLA A/C# 629034125
                         ABA# 021001088

         1.4 The Company, promptly following being advised by the Escrow Agent that the Escrow Agent has received the Subscription Amount for the Closing along with facsimile copies of the stock certificate representing the Common Stock purchased by Purchaser and counterpart signature pages of the Purchase Agreement, the Registration Rights Agreement, the Periodic Equity Investment Agreement and this Agreement from Purchaser, shall deliver to the Escrow Agent:

         (a) the Company's executed counterpart of the Purchase Agreement;

         (b) the Company's executed counterpart of the Registration Rights Agreement;

         (c)  the  Company's  original  executed   counterpart  of  this  Escrow
Agreement;

         (d) the Company's original executed counterpart of the Periodic Investment Agreement; and

         (d) a copy of the certificate representing the shares of Common Stock to be issued to the Purchaser.

         1.5 In the event that the foregoing items are not in the Escrow Agent's possession within five (5) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Subscription Amount for the Closing, then Purchaser shall have the right to demand the return of the Subscription Amount.

         1.6 Once the Escrow Agent receives a Release Notice, in the form attached hereto as Exhibit X, (the "Release Notice") executed by the Company and Purchaser, it shall wire the escrow funds pursuant to the Release Notice.

         1.7 Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent on the Closing Date.

         1.8 Once the funds (as set forth above) have been sent per the Company's instructions, the Company shall issue the Common Stock to the Investor.

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                                   ARTICLE II

                                  MISCELLANEOUS

         2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

         2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

         2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

         2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

         2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

         2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, Purchaser and the Escrow Agent.

         2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

         2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby

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expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

         2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

         2.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

         2.13  If  the  Escrow  Agent  reasonably   requires  other  or  further
instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore

         2.15 The Company and Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

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                            ************************


         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

ROAMING MESSENGER, INC.


By:__________________________________________
     Name:
     Title:



WINGS FUND, INC.


By: ________________________________________
      Name:
      Title:


ESCROW AGENT:

SICHENZIA ROSS FRIEDMAN FERENCE LLP


By:__________________________________________
     Name:
     Title:

















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                                                               Exhibit X to
                                                               Escrow Agreement


                                 RELEASE NOTICE

         THE UNDERSIGNED, pursuant to the Escrow Agreement, dated as of March 28, 2005, among Roaming Messenger, Inc., the Purchaser signatory thereto and Sichenzia Ross Friedman Ference LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Common Stock set forth in the Securities Purchase Agreement have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds, pursuant to the attached disbursement memo, and any documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchaser.

         This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of March 2005.


ROAMING MESSENGER, INC.


By:__________________________________________
     Name:
     Title:



WINGS FUND, INC.

By: _________________________________________
       Name:
       Title:

                                DISBURSEMENT MEMO

Attention:  Escrow Agent:

         These instructions are given to you pursuant to the Escrow Agreement among Roaming Messenger, Inc. (the "Company"), Wings Fund, Inc. and Sichenzia Ross Friedman Ference LLP as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $500,000 of the Purchaser's funds received by you on the Company's behalf as follows:


         1. $480,000 - Roaming Messenger, Inc. pursuant to the following wire instructions:


         Bank:             Bank of America
                           5892 Calle Real
                           Santa Barbara, CA 93117


         Account Name:     Roaming Messenger Inc.
         Account No:       04164-08495
         ABA Routing:      121000358
         Swift Number:


         2. $20,000 -Sichenzia Ross Friedman Ference LLP (legal fees), pursuant to the following wire instructions:

                           HSBC Bank USA
                           950 Third Avenue
                           New York, NY 10022

                           A/C of Sichenzia Ross Friedman Ference LLP
                           A/C#   629034133
                           ABA# 021001088